Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 1998, among SITEL CORPORATION, a corporation organized and existing under the laws of the State of Minnesota (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, and BANKERS TRUST COMPANY, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

WHEREAS, the Borrower, the Banks, the Documentation Agent, the Syndication Agent and the Agent have entered into a Credit Agreement, dated as of July 24, 1997 and amended and restated as of March 10, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed;

1. Section 1.08(a) of the Credit Agreement is hereby amended by inserting the text "the sum of the Applicable Base Rate Margin plus" immediately prior to the text "the Base Rate in effect from time to time" appearing therein.

2. Section 2.05(a) of the Credit Agreement is hereby amended by inserting the text "the sum of the Applicable Base Rate Margin plus" immediately prior to the text "the Base Rate in effect from time to time" both times such text appears therein.

3. Section 8.01(e) of the Credit Agreement is hereby amended by inserting the text "and the Applicable Base Rate Margin" immediately following the text "the Applicable Eurodollar Rate Margin" appearing therein.

4. Section 9.08 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following new table:

           "Fiscal Quarter Ending                        Ratio
           ----------------------                        -----

           December 31, 1997                             4.00:1.00
           March 31, 1998                                4.00:1.00
           June 30, 1998                                 4.00:1.00
           September 30, 1998                            3.90:1.00
           December 31, 1998                             3.90:1.00
           March 31, 1999                                4.00:1.00
           June 30, 1999                                 4.00:1.00
           September 30, 1999                            4.00:1.00
           December 31, 1999                             4.00:1.00
           March 31, 2000                                5.00:1.00
           June 30, 2000                                 5.00:1.00
           September 30, 2000                            5.50:1.00
           December 31, 2000                             5.50:1.00
           March 31, 2001                                5.50:1.00
           June 30, 2001                                 5.50:1.00
           September 30, 2001 and
           the last day of each fiscal
           quarter thereafter                            6.00:1.00".

5. Section 9.10 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following new table:

           "Fiscal Quarter Ending                           Amount
           ----------------------                           ------

           December 31, 1997                             $50,000,000
           March 31, 1998                                $50,000,000
           June 30, 1998                                 $45,000,000
           September 30, 1998                            $50,000,000
           December 31, 1998                             $55,000,000
           March 31, 1999                                $58,000,000
           June 30, 1999                                 $60,000,000
           September 30, 1999                            $70,000,000
           December 31, 1999
           and the last day of
           each fiscal quarter thereafter                $75,000,000".

6. The definition of "Applicable  Eurodollar  Rate Margin"  appearing in Section
11.01 of the Credit Agreement is amended by deleting the text "1%" appearing therein and inserting the text "1.25%" in lieu thereof.

7. Section 11.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definition:

         "Applicable Base Rate Margin" shall mean 1/4 of 1% less the then applicable Interest Reduction Discount, if any. Notwithstanding the foregoing or anything else to the contrary contained herein, in no event shall the Applicable Base Rate Margin be less than zero.

8. On the Second Amendment Effective Date (as defined below), the Borrower and the Banks hereby acknowledge and agree that the Total Revolving Loan Commitment shall be reduced from $75,000,000 to $50,000,000. In that connection, Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto.

9. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, in each case after giving effect to this Amendment.

10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

13. This Amendment shall become effective as of September 30, 1998 on the date (the "Second Amendment Effective Date") when (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at the Notice Office and (ii) the Borrower shall have paid to each of the Banks which has signed a counterpart of this Amendment and delivered the same to the Agent on or before 5:30 p.m. (New York time) on October __, 1998 an amendment fee equal to the product of (x) 1/10 of 1% and (y) the Revolving Loan Commitment of each such Bank on the Second Amendment Effective Date before giving effect to this Amendment.

14. From and after the Second Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * * *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                               SITEL CORPORATION


                               By: ______________________________
                                   Title:


                               BANKERS TRUST COMPANY,
                                 Individually and as Agent


                               By: ______________________________
                                   Title:


                               U.S. BANK NATIONAL ASSOCIATION,
                                 Individually and as Syndication Agent


                               By: ______________________________
                                   Title:


                               FIRST UNION NATIONAL BANK,
                                 Individually and as Documentation Agent


                               By: ______________________________
                                   Title:


                               THE BANK OF NEW YORK


                               By: ______________________________
                                   Title:

                               THE BANK OF NOVA SCOTIA


                               By: ______________________________
                                   Title:


                               COMERICA BANK


                               By: ______________________________
                                   Title:


                               CREDIT AGRICOLE INDOSUEZ


                               By: ______________________________
                                   Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: ______________________________
                                  Title:


                              WACHOVIA BANK, N.A.


                              By: _______________________________
                                  Title:

                                                                      SCHEDULE I

                           REVOLVING LOAN COMMITMENTS

                  Revolving Loan

Bank                                                   Commitment
----                                                   ----------

Bankers Trust Company                                $6,666,666.67

U.S. Bank National Association                       $6,666,666.67

First Union National Bank                            $6,666,666.66

The Bank of New York                                 $6,000,000.00

The First National Bank of Chicago                   $6,000,000.00

Comerica Bank                                        $4,666,666.67

Credit Agricole Indosuez                             $4,666,666.67

The Bank of Nova Scotia                              $4,666,666.66

Wachovia Bank, N.A.                                  $4,000,000.00
                                                     -------------
TOTAL:                                              $50,000,000.00
                                                     =============